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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                          027455                     58-2422929

(State or other              (Commission File Number)          (IRS Employer
  jurisdiction of                                             Identification
  incorporation)                                                     Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700               30303
Atlanta, Georgia

(Address of principal executive offices)                        (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

     On May 13, 2004, at 9:00 a.m. ET, AirGate PCS, Inc., a Delaware corporation, held a conference call to discuss its financial and operating results for the second quarter and first six months of fiscal 2004 ended March 31, 2004. A copy of the script of that call is attached hereto as exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit No.                  Description
         -----------                  -----------
            99.1             Script of conference call held by AirGate PCS, Inc.
                             on May 13, 2004 at 9:00 a.m. ET to discuss its financial and operating results for the second quarter and first six months of fiscal 2004 ended March 31, 2004.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRGATE PCS, INC. (Registrant)


Date: May 13, 2004                       By:  /s/ Thomas M. Dougherty
                                           Name:  Thomas Dougherty
                                           Title: President & Chief Executive
                                                   Officer



                                  EXHIBIT INDEX


         Exhibit No.                  Description
         -----------                  -----------
            99.1        Script of conference call held by AirGate PCS, Inc.
                        on May 13, 2004 at 9:00 a.m. ET to discuss its financial and operating results for the second quarter and first six months of fiscal 2004 ended March 31, 2004.